UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2011

FRANKLIN ELECTRIC CO., INC.

(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

400 E. Spring Street
Bluffton, IN	46714
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (260) 824-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

R. Scott Trumbull, Chairman, Chief Executive Officer and President, John J. Haines, Chief Financial Officer, and Patrick Davis, Treasurer, of Franklin Electric Co., Inc. (the “Company”) will present at the Baird Industrial Conference in Chicago, Illinois on November 9, 2011. A copy of the presentation slides are attached hereto as Exhibit 99.1 and will be available on the Company’s web site, www.fele.com, in the “Investor Relations” section under the “Presentations” page, for 30 days after the presentation.

In accordance with Instruction B.2. of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Presentation slides at the Baird Industrial Conference on November 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2011
FRANKLIN ELECTRIC CO., INC.
(Registrant)

	By:	/s/ John J. Haines
John J. Haines
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

99.1	Presentation slides at the Baird Industrial Conference on November 9, 2011.